

Avid Technology:
Key Value Creation Strategy Highlights

December 23, 2015

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding our future financial performance or other information based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our cost savings initiatives; our future strategy and business plans as well as transformation; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity; the anticipated benefits of the Orad acquisition, including estimated synergies, and the effects of the transaction, including effects on future financial and operating results; and the anticipated benefits of our agreement with Sinclair, including effects on future bookings, financial and operating results. Forward looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of December 23, 2015, and Avid Technology, Inc. ("the Company") undertakes no obligation to update that information to reflect changed circumstances other as required by law. Risks and uncertainties include but are not limited to the effect on our sales, operations and financial performance resulting from, among other things, our ability to perform our obligations under our agreement with Sinclair and our ability to realize our expected earnings under that agreement, our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; and the possibility of legal proceedings adverse to our company. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive.

Additional information concerning these statements is contained in the Risk Factors and Forward-Looking Statements sections of the Company's 2014 Annual Report on Form 10-K and 2015 Quarterly Reports on Form 10-Q. Copies of these filings are available from the SEC, the Avid Technology web site or the Company's Investor Relations Department.

Non-GAAP and Operational Measures

The following Non-GAAP (Adjusted) Measures and Operational Measures will be used in the presentation:

- *Adjusted EBITDA and Adjusted EBITDA Margin*
- *Adjusted Free Cash Flow and Adjusted Free Cash Flow Conversion*
- *Non-GAAP Operating Income (loss)*
- *Non-GAAP Gross Profit and Non-GAAP Gross Margin*
- *Non-GAAP Operating Expenses*
- *Bookings, Marketed Bookings, Recurring Revenue Bookings*
- *Revenue Backlog*

These Non-GAAP and operational measures are defined and the Non-GAAP measures are reconciled with GAAP measures in an appendix to this presentation.

Avid At-a-Glance

Avid Technology, Inc. is the premier provider of technology solutions to media companies to create, manage, distribute and monetize media content

Total revenues
Over $530M in FY2014

Trusted partner
For customers in 140 countries

Employees
Over 2,100 FTEs in offices located in 26 countries

Trades on NASDAQ under the ticker
AVID

Headquartered in
Burlington, MA

Category creator with 25-year heritage of innovation and industry leadership

Comprehensive media technology suite and leading global brands, including Avid Everywhere







Investment Highlights

Large and Growing Market in Transition	Growing $65B media technology market in transition as spending rapidly shifts to address changing business needs, creating significant opportunities for growth as media companies are forced to quickly adapt
Unparalleled Market Position	Avid is a trusted market leader and innovator in media technology solutions, with a broad product portfolio and deep distribution reach
Clear Path to Value Creation	Avid has a clearly articulated platform-based strategy to leverage its market position and capitalize on attractive market growth to create additional value for all shareholders
Transformation Well Underway	Avid has made and demonstrated significant progress executing against its strategic plan and re-positioning for growth
Strengthening Performance	Avid's transformation has already delivered operational improvements and near-term benefits for shareholders

Avid Operates in a Large Market with High-Growth Segments

Avid has expanded its offering to now address $8.2B of the $65B media technology market, with significant room to grow



$8.2B
CAGR 3.3%
$12.0B
CAGR 14.7%
$45.1B
CAGR 2.6%
Current Addressable Spend
High-Growth Adjacent Segments
Remaining Digital Media Spend

Breakdown of $65B Media Technology Market in 2014

Current and adjacent segments are projected to grow faster than the overall market



Selected Sub-Segments
DRM 24.7%
Plug in software 20.0%
IP networks and switches 20.0%
Fingerprinting 18.7%
Asset Management and Workflow 13.8%
OTT & OVP Platforms 13.0%
Metadata Mgmt 9.6%
Audio Mixers and Consoles Live production 8.0%
NLE 3.5%
High performance central shared storage 3.5%
Production graphics and virtual sets 2.5%

Selected Segments Multi-Year CAGR

Sources: Gartner, Frost&Sullivan, IABM, NAMM, PwC Media Outlook, Infocomm, Press articles, Avid, PwC estimates

Major Industry Transition is Creating Growth Opportunities

Emerging Industry Trends

Digitization drives growth in content creation, consumption, distribution…

- Rate of content creation up 2x-4x
- Number of distribution platforms up > 10x
- Content consumption up 1.5x
- Media tech budgets up only 3-4%

…But disrupts the traditional, linear media value chain

- Breaks down siloes
- Changes channels and formats of distribution
- Increases emphasis on collaboration, security and measurement
- Budgets are shifting to higher growth portions of value chain

Industry Constants

All media companies still need to:

- Create high quality content
- Maximize asset value
- Ensure efficiency
- Distribute across multiple devices and channels
- Do it all in a safe and secure way

Avid's Solution Designed for the Whole Industry

Traditional media companies must:

- ✓ Lower operating costs in traditional areas
- ✓ Reduce interconnectivity friction
- ✓ Invest in growth areas

Next-generation media companies must:

- ✓ Invest in growth areas
- ✓ Scale quickly and more efficiently
- ✓ Leverage multiple platforms for distribution

Source: eMarketer
Note: Growth is measured by comparing metric today to 10 years ago

Avid is a Trusted Market Leader with Global Reach and Positioned to Lead Industry Revolution

- ✓ **6 of 6** … of the **major film studios use Avid products**
- ✓ **9 of 10** … of the **leading international news networks use Avid products**
- ✓ **4 of 5** … of the **largest station group owners use Avid products**
- ✓ **~70%** … of **today's music commercially published with Avid products**
- ✓ **80-90%** … of **original content from leading streaming providers produced with Avid Solutions**

Product

Avid has wide product and global customer breadth participating in a majority of broadcast and media technology segments

Geography

Broad and diverse distribution channels

- Sales into **140** countries
- Over **55%** of revenue originates outside of North and South America
- More than **550+** channel partners globally

Avid's Clear Path to Value Creation

Improve performance in our current markets

- Realign product portfolio with industry growth trends
- Enhance customer outreach and engagement
- Maximize value of customer relationships
- Align cost structure with growth strategy

Enter higher-growth areas of our current markets

- Extend product capabilities to meet evolving industry needs
- Leverage significant customer base to grow
- Create new alliances to strategically expand

Enter highest-growth areas of adjacent markets

- Accelerate market entry through strategic M&A
- Develop new products to meet evolving industry needs
- Leverage significant customer base to grow
- Create new alliances to strategically expand

Transformation designed to leverage Avid's strong market position to capitalize on the growth opportunities in the evolving media marketplace

Foundations for Growth

Launched Enterprise-Wide Platform

AvidEverywhere™

- Faster new product introduction
- Improve cross selling
- Participate in higher growth areas
- Lower cost deployment
- Scale to all segments

- Furthest along
- Vision is resonating
- Adoption growing
- More to be done

Enhanced Service Model

The Avid Advantage

- Improve service model
- More efficient and targeted delivery
- Increase revenue
- Improve relationships

- Good progress on infrastructure and offering innovations
- Value-added services growth opportunity not fully exploited

Increased Engagement

AVID® Customer Association

- Increase community engagement
- Improve return on investment
- Greater market alignment
- Productive outlet for energy

- Community is engaging
- Participation is growing
- ~5,000 members strong
- Helping shape products and strategic development

Avid Everywhere Addresses Changing Industry Needs

The Avid Everywhere ecosystem of products enables our customers to work more efficiently, collaboratively, flexibly and securely across the new media value chain, from media creation to distribution and monetization

New Media Value Chain



Production
Post Production
Multiplatform Distribution
Experience Integration
Create
Pre-Production
Workflow Planning
Smart-media creation, digitalization and collaboration
Media Lifecycle Management
Metadata Analytics
Personalized delivery and experience management
Consumption
Measurement and Interaction
Monetize
Collaboration Enablement
Rich Indexing
Distribution Orchestration
Customization/ Personalization
Common Services
Common Engines
Avid MediaCentral Platform

Avid Everywhere Solution



iOS
Marketplace
Artist Community
Avid App Store
Cloud Storage
Avid Content Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Common Services
Common Engines
Avid MediaCentral Platform

Market Expansion
Scalable up and down market through flexible pricing and deployment

New Revenue Streams
Opportunities for renewals, support and service add-ons

Lower Costs
Common platform designed to lower development cost and increase speed to market

Customer Wins Demonstrate Traction of Avid Everywhere

Record breaking ten-year Sinclair managed services contract underscores potential of Avid Everywhere:

- Avid will provide customized newsroom and media management solutions based on the Avid Everywhere model to all of Sinclair Broadcast Group's 64 local news producing stations
- Innovative commercial approach and unique technology deployment model – made possible by Avid Everywhere – helps Sinclair cost-effectively keep its news operations at the forefront of technology for the next decade
- This not only demonstrates Avid's ability to address the entire workflow, but also expands Avid solutions to include higher growth managed services
- Contract expected to have a material positive impact on Q4 bookings and may lead to updated 2015 bookings guidance or pre-release in early January 2016

Strong adoption of Avid Everywhere with 28,000+ units sold and 20,000+ subscriptions:

Note: Avid Everywhere units and subscriptions are cumulative numbers through 11/8/15

Avid Needed to Transform to Meet Market Opportunities

In 2013, new management implemented a critical transformation strategy, and has made significant and demonstrable progress…



Constant Currency Bookings (M)
$620
$600
$580
$560
$540
$520
$500
$480
2011
2012
2013
2014
2015
New management appointed – full review of alternatives
Launched transformation
Restatement Process
Q3'15

Material Disruption From Multi-Year Restatement:

- ~$45M in restatement costs
- Delayed the transformation
- Financial statements difficult to understand

…despite disruption of inherited restatement, which took approximately 18 months to fully address and complete

Avid Transformation is Well Underway

- Improve performance in our current markets
- Enter higher-growth areas of our current markets
- Enter highest-growth areas of adjacent markets

2013 & 2014

- Introduced new products & de-emphasized lower margin products
- Launched Avid Everywhere, Avid Advantage, Avid Customer Association
- Started transition to recurring revenue model
- Completed restatement
- Strengthened management team
- Upgraded governance structure and aligned compensation with shareholder value

2015

- Launched customer tier strategy & investment in digital
- Launched higher margin & growth products
- Phased out non-marketed products
- Acquired Orad
- Launched cost optimization initiatives
- Enhanced capital structure for long-term growth

2016

- Accelerate Tier 3 (large media enterprises) go-to-market model
- Optimize Tier 1 (individual creatives) and Tier 2 (businesses & institutions) go-to-market model
- Launch next phase of new growth products
- Accelerate transition to recurring revenue model
- Complete cost optimization initiatives (H2 2016)

2017

- Optimize Tier 3 (large media enterprises) go-to-market model
- End amortization of pre-2011 deferred revenue in all material respects

Key Accomplishments Since Launch of Transformation

Accounting Restatement	Completed the financial restatement related to revenue recognition in September 2014 and relisted on the NASDAQ in December 2014
Rollout of Avid Everywhere	Launched MediaCentral Platform, which we believe is the most comprehensive media work flow in the industry, and have already grown the installed base to more than 28,000 units
Orad Acquisition	Addition of Orad strengthened our position as one of the most comprehensive providers of content creation to distribution workflows for broadcast and media customers around the world
Convertible Senior Notes Issuance	Opportunistic issuance of $125M convertible senior notes due in 2020 to enhanced balance sheet for long-term growth
Improved Operating Results	Growth in marketed bookings YoY, higher gross margins YoY, improved quality and customer service scores, and shift to recurring / subscription-based model
New Management Team	Completely overhauled management team and reevaluated governance and compensation practices to best align leadership with shareholder interests

Milestones to Complete Transformation in Q2 2017

End of 2015	2nd Half of 2016	2nd Quarter of 2017
Complete roll-off of non-marketed products	Complete the defined cost optimization projects	End amortization of pre-2011 deferred revenue in all material respects
~$12M bookings headwind in 2015	Ongoing cost optimization to yield additional benefits	~$33M revenue headwind in 2015

Achievement of key milestones expected to accelerate growth, enhance profitability and drive increased value creation for all shareholders

Transformation Already Yielding Results


Marketed Bookings
($M)
$550
$500
$450
$400
$350
$300
Q2'13 LTM
Q3'14 LTM
Q3'15 LTM


Non-GAAP Gross Margin
(Constant $)
62.5%
62.0%
61.5%
61.0%
60.5%
60.0%
59.5%
59.0%
2013
2014
9/30/15 YTD


MediaCentral Platform Adoption
(Cumulative Units)
30,000
25,000
20,000
15,000
10,000
5,000
-
Q2'13
Q3'14
Q3'15


LTM Non-GAAP Operating Expenses
$300
$290
$280
$270
$260
$250
Q4'12 LTM
Q4'13 LTM
Q3'15 LTM

Avid has continued to deliver new growth, expanding margins and lower costs, and expects these trends to continue

Transition to Recurring Revenue Model Accelerating



($M)
Shift to Recurring Revenue Model
LTM CS & Subscription as % Total
LTM CS & Subscription Bookings
Bookings
$175
$150
$125
$100
$75
35%
30%
25%
20%
15%
10%
5%
0%
% Total
Q2'13
Q3'14
Q3'15



Active Subscribers
20,000
15,000
10,000
5,000
-
Q1'15
Q2'15
Q3'15



Post-2010 Revenue Backlog
$500
$450
$400
$350
$300
6%
15%
Q4'13
Q3'14
Q3'15

Avid has more than tripled its active subscribers since March 2015

Transformation Driving Shareholder Value Creation

De-Listing
2/24/14

- Avid announced that it received notification of delisting effective February 25, 2014 as it worked through its financial restatement
- Delisting immediately preceded the release of Avid Everywhere

12/22/15

- Avid is more than half way through its transformation resulting in higher recurring revenue, improved profitability and greater exposure to higher growth areas of the value chain
- Avid completed its financial restatement in September 2014 and relisted on Nasdaq in December 2014

Enterprise Value


($M)
+174%
$121
$330
2/24/2014
12/22/2015

Market Capitalization


($M)
+29%
$192
$247
2/24/2014
12/22/2015

Share Price


+27%
$4.93
$6.26
2/24/14
12/22/2015

Despite a volatile transformation, Avid's enterprise value has nearly <u>tripled</u> since de-listing

<u>Memo: Total Stock Return Comparison</u>
Comparable Companies Index: (32%)
NASDAQ: 16% | Russell 3000: 8%

Source: Capital IQ.
Comparable Companies Index: Belden, Evertz Technologies, Harmonic, EVS Broadcast Equipment and Dalet.

Compelling Long-Term Opportunity

Annual Bookings Growth
Constant FX



10%
5%
0%
-5%
-10%
-15%
2012
2013
2014
2015E
Future Potential

Annual Revenue Growth



10%
5%
0%
-5%
-10%
-15%
-20%
2012
2013
2014
2015E
Future Potential

Non-GAAP Gross Margin



76%
74%
72%
62%
60%
2012
2013
2014
2015E
Future Potential

Adjusted EBITDA Margin



40%
30%
20%
10%
0%
2012
2013
2014
2015E
Future Potential

Adjusted Free Cash Flow Conversion



100%
50%
0%
-50%
-100%
2012
2013
2014
2015E
Future Potential

2015 guidance range
Long-term guidance range

The transformed company will be well-positioned to create long-term shareholder value

Note: 2015 guidance has not been updated to reflect recently announced Sinclair deal
Future estimated potential annual growth rates after excluding historical hardware revenue following shifting to software only model. Assuming annual market growth rates of 2-3% and workflows going fully IP based, i.e. software only

Investment Highlights

Large and Growing Market in Transition	Growing $65B media technology market in transition as spending rapidly shifts to address changing business needs, creating significant opportunities for growth as media companies are forced to quickly adapt
Unparalleled Market Position	Avid is a trusted market leader and innovator in media technology solutions, with a broad product portfolio and deep distribution reach
Clear Path to Value Creation	Avid has a clearly articulated platform-based strategy to leverage its market position and capitalize on attractive market growth to create additional value for all shareholders
Transformation Well Underway	Avid has made and demonstrated significant progress executing against its strategic plan and re-positioning for growth
Strengthening Performance	Avid's transformation has already delivered operational improvements and near-term benefits for shareholders



Appendix

Definition of Key Metrics

	Metric	Definition
Bookings (1)	**Bookings**	Bookings is an operational metric that is defined as the amount of revenue we expect to earn from an agreement between Avid and a customer for goods and services over the course of the agreement. To count as a booking, we expect there to be persuasive evidence of an agreement between us and our customer and that the collectability of the amounts payable under the arrangement are reasonably assured.
	Marketed Bookings	Bookings as defined above, excluding the products and services not actively marketed to customers, as management believes these products are non-strategic due to lower growth, lower margin profiles.
	Recurring Revenue Bookings	Bookings that represent recurring business, such as annual multi year maintenance or support contacts purchased by our customers as well as any bookings associated with our subscription based model for our software.
Revenue Backlog (2)	**Revenue Backlog (includes Pre-2011 and Post-2010 Deferred Revenue and Other Backlog)**	Revenue backlog is an operational metric that is defined as firm orders received including (i) orders where the customer has paid in advance of our performance obligations being fulfilled, and (ii) orders for future product deliveries or services that have not yet been invoiced by us. We generally ship our products shortly after the receipt of an order. Orders that may exist at the end of a quarter and have not been shipped are not recognized as revenue and are included in revenue backlog.
	Deferred Revenue	Represents arrangement consideration paid in advance or invoiced and payable related to (i) the undelivered portion of annual support contracts, (ii) software arrangements for which VSOE of fair value of undelivered elements does not exist, (iii) Implied Maintenance Release PCS performance obligations, and (iv) in-process installations that are subject to substantive customer acceptance provisions. Note that pre-2011 and post-2010 deferred revenue outlined below are subsets of total deferred revenue.
	Pre-2011 Deferred Revenue	Deferred Revenue from arrangements originating before January 1, 2011. Prior to our adoption of ASU No. 2009-14 on January 1, 2011, the majority of our products were subject to software revenue recognition guidance that required us to recognize revenue ratably for periods as long as eight years from product delivery because we did not have VSOE of fair value for the Implied Maintenance Release PCS deliverable included in most of our customer arrangements.
	Post-2010 Deferred Revenue	Deferred Revenue from arrangements originating after December 31, 2010, which primarily represents the the Implied Maintenance Release PCS and other service and support elements to be recognized over time as services are rendered.
	Other Backlog	Represents orders for future product deliveries and services where cash has not been received or order has not yet invoiced, such as (i) product orders received but not yet shipped, (ii) professional services not yet rendered and (iii) future years of multi-year support agreements not yet billed.

(1) Due to the timing of revenue recognition, all of the revenue related to the booking may not be recorded in the period that it was transacted and would therefore be reported as part of revenue backlog and/or deferred revenue, thereby providing visibility into future revenue. However, because our bookings are based on orders that, under certain circumstances can be cancelled or adjusted, bookings may not convert into revenue earned.

(2) Refer to the Revenue Recognition Accounting Policies in our 2014 Form 10-K and our 2015 Form 10-Qs filed with the SEC for a complete description of the timing and methodology of revenue recognition and risks related thereto. Certain orders included in revenue backlog may be reduced, canceled or deferred by our customers. The expected timing of the recognition or amortization of revenue backlog into revenue is based on current estimates and could change based on a number of factors, including (i) the timing of delivery of products and services, (ii) customer cancellations or change orders, (iii) changes in the estimated period of time Implied Maintenance Release PCS is provided to customers or (iv) changes in accounting standards or policies. Implied Maintenance Release PCS, as we define it, is the implicit obligation to make software updates available to customers over a period of time that represents implied post-contract customer support, or PCS, and is deemed to be a deliverable in each arrangement and accounted for as a separate element.

Definition of Key Metrics

Non-GAAP Measures (3)	These non-GAAP measures reflect how Avid manages its businesses internally.	
	Non-GAAP Gross Profit **Non-GAAP Gross Margin %**	GAAP gross profit excluding stock based compensation and amortization of intangibles. Non-GAAP Gross Margin % is Non-GAAP Gross Profit divided by revenues.
	Non-GAAP Operating Expenses **Non-GAAP Operating Income (Loss)** **Non-GAAP Net Income (Loss)**	Each of these non-GAAP metrics exclude restructuring costs, stock based compensation, amortization and impairment of intangibles as well as other unusual items such as costs related to the restatement, M&A related activity, and impact of significant legal settlements.
	Adjusted EBITDA **Adjusted EBITDA Margin %**	Non-GAAP operating income (loss) excluding depreciation and all amortization expense. Adjusted EBITDA Margin % is Adjusted EBITDA divided by revenues.
	Adjusted Free Cash Flow **Adjusted Free Cash Flow Conversion %**	GAAP operating cash flow less capital expenditures and excluding payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events. Adjusted Free Cash Flow Conversion % is Adjusted Free Cash Flow divided by Adjusted EBITDA.

(3) Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

Non-GAAP Reconciliation

		Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Non-GAAP Gross Profit	**GAAP Gross profit**	$ 87,814	$ 89,641	$ 226,206	$ 248,132
	Amortization of intangible assets	1,950	-	2,113	50
	Stock-based compensation	183	78	652	394
	Non-GAAP Gross Profit	89,947	89,719	228,971	248,576
Non-GAAP Operating Expenses	**GAAP Operating expenses**	73,409	74,581	218,881	225,745
	Less Amortization of intangible assets	(786)	(373)	(1,568)	(1,251)
	Less Stock-based compensation	(2,206)	759	(7,080)	(2,324)
	Less Restructuring costs (recoveries), net	-	-	(539)	165
	Less Restatement costs	(287)	(8,564)	(988)	(19,408)
	Less Acquisition and other costs	(1,965)	-	(7,640)	-
	Non-GAAP Operating expenses	68,165	66,403	201,066	202,927
Non-GAAP Operating Income	**GAAP Operating income**	14,405	15,060	7,325	22,387
	Amortization of intangible assets	2,736	373	3,681	1,301
	Stock-based compensation	2,389	(681)	7,732	2,718
	Restructuring costs (recoveries), net	-	-	539	(165)
	Restatement costs	287	8,564	988	19,408
	Acquisition and other costs	1,965	-	7,640	-
	Non-GAAP Operating Income	21,782	23,316	27,905	45,649
Adjusted EBITDA	**Non-GAAP operating income (from above)**	21,782	23,316	27,905	45,649
	Depreciation	3,168	3,968	10,257	12,294
	Amortization of capitalized software development costs	-	28	-	127
	Adjusted EBITDA	24,950	27,312	38,162	58,070
Adjusted Free Cash Flow	**GAAP net cash used in operating activities**	(9,873)	5,252	(36,087)	(20,830)
	Capital expenditures	(4,368)	(5,269)	(11,110)	(11,680)
	Restructuring payments	316	1,274	1,052	6,085
	Restatement payments	-	6,814	3,624	22,902
	Acquisition and other payments	3,368	-	4,958	-
	Adjusted free cash flow	$ (10,557)	$ 8,071	$ (37,563)	$ (3,523)

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.